FAS2 SA1 06/16

Supplement Dated June 15, 2016

To the STATEMENT OF ADDITIONAL INFORMATION

dated May 1, 2016

of

Franklin Corefolio Allocation Fund

(a series of Franklin Fund Allocator Series)

On May 17, 2016, the Board of Trustees of Franklin Fund Allocator Series approved a replacement of one of the underlying funds of the Franklin Corefolio Allocation Fund (the “Fund”).  The Fund currently invests approximately 25% of its assets in the Franklin Flex Cap Growth Fund (the “Flex Cap Fund”), which is proposed to be reorganized into the Franklin Growth Opportunities Fund (the “Growth Opportunities Fund”) on or about August 26, 2016 (the “Reorganization”), provided that shareholders of the Flex Cap Fund approve the Reorganization.  If the Reorganization is approved, the Fund will begin investing new investments in the Growth Opportunities Fund on or about August 19, 2016, or at such other time when the Flex Cap Fund becomes closed to new investments.  It is expected that, at the time of the Reorganization, the Fund’s assets invested in the Flex Cap Fund will be reorganized into the Growth Opportunities Fund and, at that time, the Fund’s allocation to the Flex Cap Fund will be terminated.  The Flex Cap Fund and Growth Opportunities Fund have identical investment goals, and generally similar investment strategies and principal investment risks.  Accordingly, the investment allocation change is not anticipated to have a material impact on the Fund’s portfolio.

  The first sentence in the sixth paragraph of the Fund’s “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” section on page 3 is replaced with the following:

The Fund invests in Class R6 shares of Franklin Flex Cap Growth Fund, Franklin Growth Opportunities Fund, Franklin Growth Fund, Franklin Income Fund, Templeton Growth Fund and Franklin Mutual Shares Fund to the extent that the Fund invests in such underlying funds.

Please keep this supplement with your Statement of Additional Information for future reference.